SCUDDER
                                                                   INVESTMENTS


------------------------
EQUITY/GLOBAL
------------------------

Scudder Greater
Europe Growth Fund









Semiannual Report
April 30, 2001



The fund seeks to provide long-term growth of capital.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      20   Financial Statements

                      24   Financial Highlights

                      26   Notes to Financial Statements

                      34   Officers and Directors

                      35   Investment Products and Services

                      37   Account Management Resources

Scudder Greater Europe Growth Fund
--------------------------------------------------------------------------------
Class AARP                     ticker symbol SGEGX            fund number 177
Class S                        ticker symbol SCGEX            fund number 077
--------------------------------------------------------------------------------


Date of           o    The major European stock markets posted losses during
Inception:             the six-month reporting period, due primarily to fears
10/10/94               that the economic slowdown in the United States would
                       eventually spread to Europe.
Total Net
Assets as         o    Performance was helped by the fund's positions in the
of 4/30/01--           food, retailing, metals, mining, and oil sectors, but
                       was hurt by holdings in the telecommunications, media,
Class AARP:            and pharmaceutical areas.
$4.8 million

Class S:
$1,158 million

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The past year has been difficult for investors in international equities. Although overseas stocks are generally expected to provide investors with a measure of portfolio diversification, problems in the U.S. -- such as high market volatility and slower economic growth -- have spread to all of the global markets.

Scudder Greater Europe Growth Fund -- Class S shares suffered in this challenging environment. The fund posted a return of -8.34% during the six-month period, behind its benchmark but slightly ahead of the median return of the funds in its Lipper peer group.

It is unavoidable that over an extended length of time, any mutual fund will suffer from periods in which it underperforms, as Scudder Greater Europe Growth Fund did during the past six months. At these times, we encourage investors to evaluate the fund based on its long-term performance record. The fund has outperformed its unmanaged benchmark by a wide margin and finished in the top quartile of Lipper international funds over the three- and five-year intervals.^1 It is also ranked 4 stars by Morningstar, Inc.((TM))These measures include the fund's most recent results, demonstrating that a person who had invested three or five years ago would have benefited from the strength of the fund's long-term performance.^2

^1    Scudder Greater Europe Growth Fund -- Class S shares ranked 83, 20, and 5 for the 1-, 3-, and 5-year periods as of April 30, 2001. There were 152, 82, and 59 funds, respectively, in Lipper's European Region Funds category. Performance includes reinvestment and capital gains and is no guarantee of future results.

Source: Lipper, Inc. as of April 30, 2001.

Of course, past performance is no guarantee of future results. But we believe that in an extended period of volatility and falling stock prices, a strong track record and an experienced management team make the fund a compelling option for investors who want to maintain exposure to the wealth of positive, dynamic trends that continue to impact the European economies.

Thank you for your continued investment in Scudder Greater Europe Growth Fund. If you have any questions regarding the fund or your account, visit us on the Web. You can also speak with one of our representatives by calling us toll-free.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Greater Europe Growth Fund

        --------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
        --------------------------------------------------------------------


^2    Class S shares received an 4-star Overall Morningstar Rating(TM) in the international category, reflecting Morningstar ratings for the following periods as of April 30, 2001; 3-year, 3 stars; 5-year, 5 stars. For these periods, there were 1695 and 1458 funds, respectively, in Morningstar's international category. Ratings are for the Class S shares only; other classes may vary.

Source: Morningstar, Inc. as of April 30, 2001. Ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5- and 10-year returns in excess of the 90-day T-bill and a risk factor reflecting fund performance below the 90-day T-bill. The top 10% of the funds in a rating category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Scudder Greater    Morgan Stanley
              Europe Growth      Capital International
              Fund -- Class S    (MSCI) Europe Index*

      '94**      10000              10000
      '95        10371              10598
      '96        12981              12288
      '97        15767              14863
      '98        24321              21624
      '99        24570              22847
      '00        32247              25130
      '01        26916              21745

                          Yearly periods ended April 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                               Growth of                               Average
Period ended 4/30/2001          $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Greater Europe Growth Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   8,223              -17.77%          -17.77%
--------------------------------------------------------------------------------
5 year                         $  20,429              104.29%           15.36%
--------------------------------------------------------------------------------
Life of Class**                $  26,916              169.16%           16.31%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Index*
--------------------------------------------------------------------------------
1 year                         $   8,653              -13.47%          -13.47%
--------------------------------------------------------------------------------
5 year                         $  17,697               76.97%           12.09%
--------------------------------------------------------------------------------
Life of Class**                $  21,745              117.45%           12.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

Scudder Greater Europe Growth Fund -- Class S

Morgan Stanley Capital International (MSCI) Europe Index*

                                 Yearly periods ended April 30


                            1995**  1996   1997   1998  1999   2000   2001
--------------------------------------------------------------------------------
Class Total
Return (%)                    5.27  25.16  21.47  54.25  1.02  31.25 -17.77
--------------------------------------------------------------------------------
Index Total
Return (%)                    5.97  15.95  20.96  45.49  5.65   9.99 -13.47
--------------------------------------------------------------------------------
Net Asset
Value ($)                    12.61  15.50  18.63  26.37 26.59  34.72  27.46
--------------------------------------------------------------------------------
Income
Dividends ($)                  .02    .22    .06    .54   .06    .08    .01
--------------------------------------------------------------------------------
Capital Gains
Distributions
($)                             --    .14    .14   1.30    --    .10   1.20
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on October 10, 1994. Index comparisons begin October 31, 1994.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns for the life of Class period would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 5% Cash Equivalents)                            The fund's weightings
                                                         in the U.K. and France
United Kingdom              25%                                 increased since
France                      24%                         October 31, 2000, while
Germany                     22%                             its holdings in the
Netherlands                  8%                         Netherlands, Italy, and
Italy                        8%                           Switzerland declined.
Spain                        6%
Switzerland                  4%
Finland                      2%
Ireland                      1%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 5% Cash Equivalents)                             While not all of the
                                                         fund's holdings in the
Financial                   26%                                financial sector
Service Industries          12%                             performed well, the
Energy                      12%                             position as a whole
Manufacturing               10%                              helped performance
Communications               9%                              during the period.
Health                       6%
Technology                   6%
Consumer Staples             6%
Consumer Discretionary       6%
Other                        7%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(23% of Portfolio)                                      The fund's top holdings
                                                         reflect an emphasis on
  1.     Total Fina ELF SA                               growing companies that
         Provider of oil in France                      are undergoing positive
                                                            fundamental change.
  2.     Royal Dutch Petroleum Co.
         Provider of oil in the Netherlands

  3.     GlaxoSmithKline plc
         Manufacturer of prescription and over-the-counter medicines in the United Kingdom

  4.     Aventis SA
         Manufacturer of life science products in France

  5.     Deutsche Bank AG
         Provider of financial services in Germany

  6.     Aegis Group plc
         Operator of independent media services group in the United Kingdom

  7.     Marschollek, Lautenschlaeger und Partner AG --
         Vorzug
         Provider of insurance services in Germany

  8.     Banco Popular Espanol SA
         Provider of commercial banking services in Spain

  9.     Nestle SA
         Producer of food and beverage products in Switzerland

 10.     Reed International plc
         Publisher of scientific, professional and business-to-business materials in the United Kingdom











For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2001

In the following interview, Lead Portfolio Manager Carol Franklin discusses Scudder Greater Europe Growth Fund's strategy and the market environment during the six-month period ended April 30, 2001.

                     Q: How did the European markets perform during the six-month period ended April 30, 2001?

                     A: Markets across the globe continued to take their cue from the United States throughout the period, as investor sentiment was dampened by a series of corporate profit warnings and well-publicized layoff announcements. These factors were counteracted to some extent by a series of aggressive interest rate cuts by the U.S. Federal Reserve, which raised hopes that a turnaround in the U.S. could occur as soon as the second half of the year. The generally negative trends in the United States took a toll on European exchanges, which tended to follow U.S. market performance. The reporting period closed on a positive note when European markets rallied sharply in April along with virtually all of the global stock markets.

                     Overall, we are still positive on the investment backdrop in Europe. Growth is slowing, but is expected to be stronger than in the United States. Additionally, the region is not burdened by the problems that are weighing on the U.S. economy, such as a large trade deficit (see glossary) and high debt levels among both consumers and corporations. Unemployment figures generally remain low and tax cuts are beginning to work their way into consumers' wallets, particularly in France, Germany and Italy. What's more, the Bank of England (BOE) and European Central Bank
                     (ECB) are favoring lower interest rates. In combination, these factors bode well for European growth in the years ahead.

                     We are also optimistic about the implications of Germany's new corporate tax policy, which should lead companies to sell their cross shareholdings. The term "cross shareholdings" refers to the practice of two companies making reciprocal investments in one another for political, rather than profit-oriented, purposes. Some of these investments are decades old. In many cases the investments are not profitable, but companies have been reluctant to sell due to the heavy tax consequences. If the tax burden is greatly reduced, as has been the case in Germany, these companies will be more likely to sell their holdings and put the money to more efficient use.

                     The picture is not entirely bright, however, as the slowdown in the United States appears to be having an effect on Europe. For example, Germany -- the largest exporter within the Eurozone -- has reported higher unemployment rates, lower industrial production, and a drop-off in business and consumer confidence. It is important to keep in mind, however, that the United States accounts for only 10 percent of German exports, while much of the remainder is exported to Europe. More broadly, only 13 percent of Eurozone exports go to the United States; other European nations receive the lion's share. Thus, despite the fact that the U.S. and Europe are key trading partners, their economies are not necessarily as correlated as the recent performance of the European stock markets would suggest.

                     Outside of continental Europe, strong consumer spending -- coupled with a government spending program -- kept economic prospects positive in the United Kingdom despite concerns about the potential effects of hoof-and-mouth disease on the economy. The BOE's interest rate cut should help bolster U.K. growth prospects in the face of the epidemic's damage to the agricultural and tourism industries.

                     Q:  How did the fund perform during the six-month period?

                     A: Class S shares of the fund returned -8.34% during the six months ended April 30, 2001, which trailed the -7.15% return of the fund's unmanaged benchmark, the MSCI Europe Index. Although the fund has underperformed in the short-term, it has beaten the benchmark over both the three-year (2.93% average annualized return versus 0.19% for the benchmark) and five-year (15.36% versus 12.09%) periods. We are also pleased to report that the fund beat the -10.16% average return of funds in the European Region Funds category, as measured by Lipper, Inc., during the six-month period, and has outperformed 75% and 91% of funds in the category over the three- and five-year periods, respectively.

                     Although the portfolio was underweight in telecommunications, our holdings in that sector did the most damage to the portfolio for the period. Our positions in pharmaceutical and media stocks also hurt the fund's performance in the lackluster market environment. Select financials hurt as well. For example, one of our long-term holdings -- Marschollek Lautenschlager (MLP), a leading German asset manager -- declined 19% for the period amid somewhat discouraging economic reports. However, MLP does serve as an excellent example of our long-term approach:
                     Since our original purchase in March 1998, the stock has more than tripled.

                     Nevertheless, several of the fund's holdings in the financial sector performed well. Banco Popular (Spain), Credit Lyonnais (France), Ergo (Germany), Irish Life & Permanent (Ireland), and Royal & Sun Alliance (U.K.) all posted gains over the six-month period. The fund also benefited from holdings in the food, retailing, metal, mining, and oil sectors.

                     Q: What were some key elements of your management activity during the period?

                     A: We trimmed our position in communications equipment leader Nokia, as it became clear that global demand for cellular handsets was falling, and exited Ericsson, as we were concerned about the company's ability to cope successfully in a deteriorating environment for the cellular industry as a whole. We used the proceeds of these sales to bolster our stake in retail companies by adding to Metro, a dominant German retailer, and initiating a position in Karstadt, Europe's largest department store and mail-order group. In our view, both companies stand to benefit from restructuring initiatives.

                     We added to the fund's weighting in construction and engineering stocks by buying Grupo Dragados (Spain), which possesses visible earnings growth and should benefit from increased infrastructure spending in Europe. In the pharmaceutical area, we purchased Sanofi-Synthelabo (France), which we believe has an attractive pipeline of new products and above-average growth prospects. We also added to positions in the oil and gas sector, as well as to insurance stocks. Another key portfolio shift was our decision to cut back on the fund's media and technology holdings early in the period. Sells in this area include Philips Electronics (Netherlands) and Alcatel (France), both of which were facing an increasingly difficult environment in some of their key markets.

                     Q: What is your outlook for Europe over the next several months?

                     A: Looking ahead, we see several factors that support a favorable outlook for the region. We believe that the monetary policies of both the BOE and the ECB will remain focused on fighting inflation, which should help the European economy in the long term. In addition, we anticipate further tax cuts at both the individual and corporate levels as other countries take Germany's cue. Merger activity in key sectors such as energy, finance, and telecommunications continues within and across borders, and pension plan reform is still very much on the political agenda in Europe as governments try to ease their financial burden. That said, there is certainly a high potential for disappointment in the short-term given the slowdown in the U.S. economy, volatility in the U.S. market, and the continued weakness in Europe's common currency, the euro. With this in mind, we will continue to focus on individual stock selection as we seek to make investments in global leaders and companies with strong domestic franchises.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Consolidation  The reduction in the number of companies in a particular industry, brought about by merger and acquisition activity.

 European Central  The bank founded to oversee monetary policy for the eleven
       Bank (ECB)  countries that converted their local currencies to the Euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue Euro currency.

  Monetary Policy  The decision of a central bank to control the level of economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

    Trade Deficit  The difference between the value of goods and services a country imports and the value of goods and services it exports. A deficit exists when the value of imports is greater than the value of exports. Such a condition is often considered to be a negative factor for the strength of the currency, since a deficit implies weaker demand for the currency of the country in question relative to its trading partners.

        Weighting Refers to the percentage of assets within a portfolio (over/under) relative to the percentage in the portfolio's benchmark index or investment universe. "Weighting" is usually used to describe a fund's relative position in sectors, industries, or countries.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                           as of April 30, 2001 (Unaudited)

                                                              Principal
                                                              Amount ($)     Value ($)
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Repurchase Agreements 4.7%
--------------------------------------------------------------------------------------

 Salomon Smith Barney, 4.62%, to be repurchased at
    $54,523,996 on 5/1/2001** (Cost $54,517,000) ..........   54,517,000   54,517,000



                                             Shares
--------------------------------------------------------------------------------------

Common Stocks 95.3%

 Finland 1.7%
 Kone Oyj "B" (Manufacturer of elevators) .................       62,700    4,204,604
 Nokia Oyj (Provider of telecommunication services) .......      486,900   16,130,922
                                                                         ------------
                                                                           20,335,526
                                                                         ------------
 France 23.0%
 Altran Technologies SA (Provider of engineering and
    consulting services) ..................................      285,798   18,530,735
 Aventis SA (Manufacturer of life science products) .......      350,650   27,189,341
 BNP Paribas SA (Provider of banking services) ............      129,049   11,485,052
 Bouygues SA (Provider of real estate and industrial
    development services) .................................      243,017   10,408,172
 Cap Gemini SA (Provider of computer consulting
    services) .............................................       83,616   12,098,209
 Credit Lyonnais SA (Provider of diversified banking
    services) .............................................      362,233   13,989,047
 Essilor International SA (Manufacturer of various types of
    eyewear) ..............................................       24,700    7,086,146
 Etablissements Economiques du Casino Guichard-Perrachon
    SA (Operator of supermarkets and convenience stores) ..       94,406    8,468,989
 France Telecom SA (Provider of telecommunication
    services) .............................................      168,172   12,248,365
 Galeries Lafayette (Operator of department store chain) ..       82,600   13,954,078
 Groupe Danone (Producer of yogurts, cheeses and
    bottled water) ........................................       61,374    7,986,061
 Orange SA* (Provider of telecommunication services) ......    1,165,837   12,301,693
 PSA Peugeot Citroen (Manufacturer of automobiles and
    light commercial vehicles) ............................       37,810   10,810,313
 Penauille Polyservices (Provider of industrial cleaning
    services) .............................................       47,297    2,617,172
 Sanofi-Synthelabo SA (Manufacturer of health care
    products and medical and surgical equipment) ..........      330,164   19,823,805

    The accompanying notes are an integral part of the financial statements.

                                                              Shares       Value ($)
------------------------------------------------------------------------------------

Schneider Electric SA (Manufacturer of electronic
   components and automated manufacturing systems) ....       185,489    12,677,610
Societe Generale "A" (Provider of full banking and
   financial services) ................................       158,570    10,239,200
Suez Lyonnaise des Eaux SA (Distributor of water
   and electricity) ...................................        96,883    14,336,171
Total Fina ELF SA "B" (Provider of oil internationally)       235,603    35,156,100
Vinci SA (Operator of a diverse engineering firm) .....       117,582     6,892,795
                                                                       ------------
                                                                        268,299,054
                                                                       ------------
Germany 20.8%
Allianz AG (Provider of diversified insurance services)        54,054    15,579,486
BASF AG (Explorer and producer of oil and natural gas)        363,299    15,488,738
Bayer AG (Producer of chemical products) ..............       348,845    14,655,621
Bayerische Hypo-und Vereinsbank (Provider of
   banking services) ..................................       249,100    13,806,033
Commerzbank AG (Provider of banking services) .........       391,600    11,060,644
Deutsche Bank AG (Registered) (Provider of
   financial services) ................................       306,436    24,972,180
Deutsche Boerse AG (Provider of financial services) ...         8,219     2,635,341
Deutsche Post AG* (Provider of mail delivery services)        210,556     3,573,871
Deutsche Telekom AG (Registered) (Provider of
   telecommunication services) ........................       385,708    10,072,020
Ergo Versicherungs Gruppe AG (Provider of
   insurance services) ................................        84,945    12,599,836
Infineon Technologies AG (Manufacturer and marketer
   of semiconductors) .................................       159,815     6,955,434
KarstadtQuelle AG (Operator of department stores) .....       377,179    11,658,357
Marschollek, Lautenschlaeger und Partner AG-Vorzug
   (Provider of insurance services) ...................       213,100    23,659,418
Metro AG (Operator of retail stores) ..................       330,221    15,046,402
Muenchener Rueckversicherungs-Gesellschaft AG
   (Registered) (Provider of financial services) ......        61,532    17,461,538
ProSieben Sat.1 Media AG (Preferred) (Producer and
   broadcaster of television programming, operator of
   interactive Internet Web sites) ....................       512,000     9,322,543
SAP AG (Manufacturer of computer software) ............         3,531       561,699
SAP AG - Vorzug .......................................        84,274    13,473,385
Schering AG (Producer of pharmaceutical and
   chemical products) .................................       160,200     7,925,530
Siemens AG (Manufacturer of electronic products) ......       172,023    12,681,634
                                                                       ------------
                                                                        243,189,710
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                                                                Shares       Value ($)
--------------------------------------------------------------------------------------

Ireland 1.0%
Irish Life & Permanent plc (Operator of retail financial
   services group) ........................................      998,428   10,996,362
                                                                         ------------

Italy 7.4%
Assicurazioni Generali SpA (Provider of insurance and
   financial services) ....................................      675,700   21,845,697
Banca Intesa SpA (Provider of banking services) ...........    1,515,035    5,692,115
ENI SpA (Explorer and distributor of petroleum products) ..    2,144,000   14,701,196
Gruppo Coin SpA* (Operator of department stores) ..........      619,180    7,534,390
Mediobanca SpA (Provider of loans and credit to
   manufacturing and service firms) .......................      738,100    8,148,861
Riunione Adriatica di Sicurta SpA (Provider of
   insurance services) ....................................      759,750   10,020,924
Saipem SpA (Explorer of oil and gas) ......................    2,734,500   17,972,986
                                                                         ------------
                                                                           85,916,169
                                                                         ------------
Netherlands 7.8%
Akzo Nobel NV (Producer and marketer of health care
   products, chemicals and fibers) ........................      253,800   10,583,707
ASM Lithography Holding NV* (Developer, manufacturer
   and marketer of photolithography projections systems) ..      140,200    3,710,863
Heineken Holding NV "A" (Producer of beers, spirits,
   wines and soft drinks) .................................      253,800    9,760,906
Heineken NV ...............................................      122,000    6,333,663
ING Groep NV (Provider of insurance and
   financial services) ....................................      126,270    8,632,414
Qiagen NV (Producer of biopharmaceutical products) ........      126,400    3,336,960
Royal Dutch Petroleum Co. (Provider of oil internationally)      542,900   32,500,522
VNU NV (Provider of international publishing services) ....      395,898   16,474,168
                                                                         ------------
                                                                           91,333,203
                                                                         ------------
Spain 5.7%
Banco Popular Espanol SA (Provider of commercial
   banking services) ......................................      655,300   23,421,178
Cortefiel SA (Owner and operator of various retail clothing
   stores) ................................................      154,983    2,381,446
Grupo Dragados, SA (Operator of construction company) .....      575,400    7,119,206
Telefonica SA* (Provider of telecommunication services) ...      997,105   16,897,788
Union Electrica Fenosa SA (Distributor of electric power) .      885,453   16,759,442
                                                                         ------------
                                                                           66,579,060
                                                                         ------------
Switzerland 4.2%
Nestle SA (Registered) (Producer of food and
   beverage products) .....................................       10,680   22,137,781

    The accompanying notes are an integral part of the financial statements.

                                                                       Shares       Value ($)
----------------------------------------------------------------------------------------------

 STMicroelectronics NV (Manufacturer of semiconductor
    integrated circuits) .....................................         293,051      11,830,080
 Serono SA (Developer and marketer of biotechnology
    products) ................................................          18,825      15,534,509
                                                                                  ------------
                                                                                    49,502,370
                                                                                  ------------
 United Kingdom 23.7%
 ARM Holdings plc* (Designer of electronic components) .......         942,430       5,176,883
 Aegis Group plc (Operator of independent media
    services group) ..........................................      12,472,872      24,444,154
 BOC Group plc (Producer of chemical products) ...............         936,868      13,777,155
 BP Amoco plc (Provider of oil internationally) ..............       2,394,490      21,476,752
 Barclays plc (Provider of financial services) ...............         574,910      18,504,204
 British Telecommunications plc (Provider of
    telecommunication services) ..............................         881,815       7,038,818
 Compass Group plc* (Provider of catering services) ..........       2,494,198      19,124,221
 Diageo plc (Distributor of food products) ...................       1,126,707      11,846,399
 EMI Group plc (Producer of music recordings) ................       2,000,869      12,708,364
 Enterprise Oil plc (Explorer and producer of oil and gas) ...         741,130       6,414,131
 GlaxoSmithKline plc* (Manufacturer of prescription and
    over-the-counter medicines) ..............................       1,114,037      29,434,356
 Misys plc (Developer of software products) ..................         951,411       8,669,532
 PowerGen plc* (Distributor of electric power) ...............          42,879         437,956
 RMC Group plc (Producer and supplier of building and
    construction materials) ..................................         467,031       4,937,171
 Reed International plc (Publisher of scientific, professional
    and business-to-business materials) ......................       2,210,190      21,910,429
 Reuters Group plc (Provider of international news and
    information) .............................................         493,400       7,234,542
 Rio Tinto plc (Developer of mining products) ................         670,996      13,591,620
 Royal & Sun Alliance Insurance Group plc (Provider of
    insurance services) ......................................       1,233,841       8,736,801
 Royal Bank of Scotland Group plc (Provider of banking
    services) ................................................         485,192      11,236,952
 Serco Group plc (Provider of management support
    services) ................................................         872,417       4,929,572
 Taylor Nelson Sofres plc (Provider of market research data) .       1,488,943       4,837,293
 Vodafone Group plc (Provider of mobile
    telecommunication services) ..............................       6,878,069      20,883,451
                                                                                  ------------
                                                                                   277,350,756
                                                                                  ------------
----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,036,404,833)                                        1,113,502,210
----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,090,921,833) (a)                   1,168,019,210
----------------------------------------------------------------------------------------------

* Non-income producing security.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

(a) The cost for federal income tax purposes was $1,093,535,197. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $74,484,013. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $126,095,086 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $51,611,073.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,090,921,833) ............. $ 1,168,019,210
Foreign currency at value (cost $139,287) .............................         134,743
Receivable for investments sold .......................................      14,998,636
Dividends receivable ..................................................       2,292,728
Interest receivable ...................................................           6,996
Receivable for Fund shares sold .......................................       3,087,395
Foreign taxes recoverable .............................................       1,757,016
                                                                        ---------------
Total assets ..........................................................   1,190,296,724

Liabilities
---------------------------------------------------------------------------------------
Due to custodian bank .................................................          60,516
Payable for investments purchased .....................................       3,354,516
Payable for Fund shares redeemed ......................................      22,275,337
Accrued management fee ................................................         891,155
Accrued Directors' fees and expenses ..................................           9,343
Other accrued expenses and payables ...................................         345,946
                                                                        ---------------
Total liabilities .....................................................      26,936,813
---------------------------------------------------------------------------------------
Net assets, at value                                                    $ 1,163,359,911
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .......................................      (1,302,623)
Net unrealized appreciation (depreciation) on:
  Investments .........................................................      77,097,377
  Foreign currency related transactions ...............................         (89,610)
Accumulated net realized gain (loss) ..................................     (62,030,058)
Paid-in capital .......................................................   1,149,684,825
---------------------------------------------------------------------------------------
Net assets, at value                                                    $ 1,163,359,911
---------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Class AARP
NetAsset Value, offering and redemption price per share ($4,843,864 / 176,425
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares     ---------
   authorized) ............................................................... $   27.46
                                                                               ---------
Class S
NetAsset Value, offering and redemption price per share ($1,158,308,358 /
   42,179,049 shares of capital stock outstanding, $.01 par value, 100,000,000 ---------
   shares authorized) ........................................................ $   27.46
                                                                               ---------
Class A
NetAsset Value and redemption price per share ($199,351 / 7,261 shares of      ---------
   capital stock outstanding, $.01 par value, 100,000,000 shares authorized) . $   27.46
                                                                               ---------

                                                                               ---------
Maximum offering price per share (100 / 94.25 of $27.46) ..................... $   29.14
                                                                               ---------
Class B
NetAsset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,089 / 222 shares of capital stock outstanding,  ---------
   $.01 par value, 100,000,000 shares authorized) ............................ $   27.43
                                                                               ---------
Class C
NetAsset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($2,249 / 82 shares of capital stock outstanding,   ---------
   $.01 par value, 100,000,000 shares authorized) ............................ $   27.43
                                                                               ---------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2001 (Unaudited)
------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,263,740) ........ $   5,882,393
Interest .......................................................     1,508,105
                                                                 -------------
Total Income ...................................................     7,390,498
                                                                 -------------
Expenses:
Management fee .................................................     6,211,509
Administrative fee .............................................     2,383,972
Distribution services fees .....................................             3
Administrative services fees ...................................            20
Directors' fees and expenses ...................................        15,089
Other ..........................................................        87,243
                                                                 -------------
Total expenses .................................................     8,697,836
------------------------------------------------------------------------------
Net investment income (loss)                                        (1,307,338)
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................   (58,315,523)
Foreign currency related transactions ..........................       315,395
                                                                 -------------
                                                                   (58,000,128)
                                                                 -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................   (43,627,207)
Foreign currency related transactions ..........................       101,477
                                                                 -------------
                                                                   (43,525,730)
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                        (101,525,858)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $(102,833,196)
------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------

                                                     Six Months Ended     Year Ended
                                                      April 30, 2001     October 31,
Increase (Decrease) in Net Assets                       (Unaudited)          2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...................... $    (1,307,338) $     3,186,164
Net realized gain (loss) on investment transactions     (58,000,128)     140,031,428
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (43,525,730)     (55,408,643)
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations ................................    (102,833,196)      87,808,949
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................            (471)              --
                                                    ---------------  ---------------
  Class S .........................................        (582,014)      (3,040,920)
                                                    ---------------  ---------------
Net realized gains:
  Class AARP ......................................         (88,573)              --
                                                    ---------------  ---------------
  Class S .........................................     (50,938,837)      (3,789,535)
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold .........................   1,566,568,981    3,262,435,262
Reinvestment of distributions .....................      41,415,475        6,504,234
Cost of shares redeemed ...........................  (1,701,044,561)  (2,974,422,151)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (93,060,105)     294,517,345
                                                    ---------------  ---------------
Increase (decrease) in net assets .................    (247,503,196)     375,495,839
Net assets at beginning of period .................   1,410,863,107    1,035,367,268
Net assets at end of period (including accumulated
   net investment loss of $1,302,623 and
   undistributed net investment income of           ---------------  ---------------
   $587,200, respectively) ........................ $ 1,163,359,911  $ 1,410,863,107
                                                    ---------------  ---------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP

----------------------------------------------------------------------------
                                                         2001(a)   2000(b)
----------------------------------------------------------------------------
Net asset value, beginning of period                  $    31.14 $   32.02
----------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss) (c)                            (.03)     (.03)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                               (2.44)     (.85)
----------------------------------------------------------------------------
Total from investment operations                           (2.47)     (.88)
----------------------------------------------------------------------------
Less distributions from:

Net investment income                                       (.01)      --
----------------------------------------------------------------------------
Net realized gains on investment transactions              (1.20)      --
----------------------------------------------------------------------------
Total distributions                                        (1.21)      --
----------------------------------------------------------------------------
Net asset value, end of period                        $    27.46 $   31.14
----------------------------------------------------------------------------
Total Return (%)                                           (8.33)    (2.75)**
----------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                         5         1
----------------------------------------------------------------------------
Ratio of expenses (%)                                       1.36*     1.35*
----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   (.17)     (.09)**
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                  107*       72
----------------------------------------------------------------------------

(a)      For the six months ended April 30, 2001 (Unaudited).

(b) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class S

------------------------------------------------------------------------------------
Years Ended October 31,         2001(a)   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $31.14  $28.13   $24.23   $21.17   $17.20  $13.99
------------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)
  (b)                            (.03)     .07   .10(c)      .16      .03     .13
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (2.44)    3.12     3.86     4.74     4.14    3.33
------------------------------------------------------------------------------------
  Total from investment
  operations                    (2.47)    3.19     3.96     4.90     4.17    3.46
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income          (.01)   (.08)    (.06)    (.54)    (.06)   (.11)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions       (1.20)   (.10)       --   (1.30)    (.14)   (.14)
------------------------------------------------------------------------------------
  Total distributions           (1.21)   (.18)    (.06)   (1.84)    (.20)   (.25)
------------------------------------------------------------------------------------
Net asset value, end of period  $27.46  $31.14   $28.13   $24.23   $21.17  $17.20
------------------------------------------------------------------------------------
Total Return (%)                (8.34)** 11.31    16.36    24.68   24.47(d)25.11(d)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     1,158   1,410    1,035    1,132      196     120
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           1.36*  1.42(e)    1.46     1.48     1.72    1.97
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                   1.36*  1.42(e)    1.46     1.48     1.66    1.50
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                      (.17)*     .22      .37      .63      .16     .82
------------------------------------------------------------------------------------
Portfolio turnover rate (%)       107*      72       83       93       89      39
------------------------------------------------------------------------------------

(a)      For the six months ended April 30, 2001 (Unaudited).

(b)      Based on monthly average shares outstanding during the period.

(c) Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

(d) Total returns would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.41% and 1.41%, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On March 20, 2001, the Fund commenced offering additional shares: Class A, Class B and Class C. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S Shares are generally not available to new investors. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, administrative services fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

B. Purchases and Sales of Securities

For the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $654,608,352 and $726,924,260, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% on the first $1,000,000,000 of average daily net assets, 0.90% on the next $500,000,000 of such assets, 0.85% on the next $500,000,000 of such assets, and 0.80% of such assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended April 30, 2001, the fees pursuant to the Management Agreement amounted to $6,211,509. This was equivalent to an effective annualized rate of 0.98% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement ("Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP and Class S for the six months ended April 30, 2001 was equal to an annualized effective rate of 0.375% and 0.375%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative Fee for Class A, Class B and Class C for the period March 20, 2001 through April 30, 2001, was equal to an annualized effective rate of 0.400%, 0.450% and 0.425%, respectively, of the average daily net assets for each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corp., also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust

Company, an affiliate of ZSI, provides subaccounting and record keeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2001, the Administrative Fee was as follows:

                                                              Unpaid at
Administrative Fees                      Total Aggregated  April 30, 2001
--------------------------------------------------------------------------
Class AARP ............................  $       5,066    $         735
Class S ...............................      2,378,874          344,514
Class A ...............................             30               17
Class B ...............................              1                1
Class C ...............................              1                1
                                         -------------    -------------
                                         $   2,383,972    $     345,268
                                         -------------    -------------

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, formerly Kemper Distributors, Inc., receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period March 20, 2001 (commencement of sales) through April 30, 2001, the Distribution Services Fees are as follows:

                                                               Unpaid at
Distribution Services Fees                 Total Aggregated  April 30, 2001
------------------------------------------ ---------------- ----------------
Class B ...............................    $            2   $            2
Class C ...............................                 1                1
                                           --------------   --------------
                                           $            3   $            3
                                           --------------   --------------

Administrative Services Fees. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period from

March 20, 2001 through April 30, 2001, the Administrative Services Fees were as follows:

                                                                Unpaid at
Administrative Services Fees               Total Aggregated   April 30, 2001
------------------------------------------ ---------------- ----------------
Class A ...................................     $     19         $     19
Class B ...................................            1                1
Class C ...................................           --               --
                                           --------------   --------------
                                                $     20         $     20
                                           --------------   --------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period from March 20, 2001 through April 30, 2001, aggregated $80, of which none was paid to other firms.

In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period from March 20, 2001 through April 30, 2001, there were no CDSC for Class B and Class C.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, Directors' fees and expenses aggregated $15,089.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program form ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                           Six Months Ended                     Year Ended
                            April 30, 2001                   October 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP ........       202,647   $    5,721,335           33,683*  $    1,027,300*
Class S ...........    53,591,954    1,560,480,742       95,336,229    3,261,407,962
Class A** .........        11,916          313,898               --               --
Class B** .........           222            5,856               --               --
Class C** .........         1,734           47,150               --               --
                                    --------------                    --------------
                                    $1,566,568,981                    $3,262,435,262
                                    --------------                    --------------
Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP ........         2,784   $       85,008               --   $           --
Class S ...........     1,353,319       41,330,467          186,155        6,504,234
Class A** .........            --               --               --               --
Class B** .........            --               --               --               --
Class C** .........            --               --               --               --
                                    --------------                    --------------
                                    $   41,415,475                    $    6,504,234
                                    --------------                    --------------
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP ........      (62,017)   $  (1,685,134)            (672)*   $     (20,691)*
Class S ...........  (58,035,972)  (1,699,196,256)     (87,055,905)   (2,974,401,460)
Class A** .........       (4,655)        (117,874)               --               --
Class B** .........            --               --               --               --
Class C** .........       (1,652)         (45,297)               --               --
                                   ---------------                   ---------------
                                   $(1,701,044,561)                  $(2,974,422,151)
                                   ---------------                   ---------------
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP ........       143,414   $    4,121,209          33,011*   $    1,006,609*
Class S ...........   (3,090,699)     (97,385,047)        8,466,479      293,510,736
Class A** .........         7,261          196,024               --               --
Class B** .........           222            5,856               --               --
Class C** .........            82            1,853               --               --
                                   ---------------                   ---------------
                                    $ (93,060,105)                    $  294,517,345
                                   ---------------                   ---------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

** For the period from March 20, 2001 (commencement of sales of Class A, Class B and Class C) to April 30, 2001.

Officers and Directors
--------------------------------------------------------------------------------

 Linda C. Coughlin*                    Joyce E. Cornell*
   o  President and Director             o  Vice President

 Henry P. Becton, Jr.                  Carol L. Franklin*
   o  Director; President, WGBH          o  Vice President
      Educational Foundation
                                       William F. Glavin*
 Dawn-Marie Driscoll                     o  Vice President
   o  Director; President, Driscoll
      Associates; Executive Fellow,    Joan E. Gregory*
      Center for Business Ethics,        o  Vice President
      Bentley College
                                       James E. Masur*
 Edgar R. Fiedler                        o  Vice President
   o  Director; Senior Fellow and
      Economic Counsellor, The         Paul H. Rogers*
      Conference Board, Inc.             o  Vice President

 Keith R. Fox                          Howard S. Schneider*
   o  Director; General Partner,         o  Vice President
      The Exeter Group of Funds
                                       John Millette*
 Jean Gleason Stromberg                  o  Vice President and Secretary
   o  Director; Consultant
                                       Kathryn L. Quirk*
 Jean C. Tempel                          o  Vice President and
   o  Director; Managing Director,          Assistant Secretary
      First Light Capital, LLC
                                       John R. Hebble*
 Steven Zaleznick                        o  Treasurer
   o  Director; President and
      Chief Executive Officer,         Brenda Lyons*
      AARP Services, Inc.                o  Assistant Treasurer

 Thomas V. Bruns*                      Caroline Pearson*
   o  Vice President                     o  Assistant Secretary

 Irene T. Cheng*                       *Zurich Scudder Investments, Inc.
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       35

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

SCUDDER GREATER
EUROPE GROWTH FUND

        "We continue to seek individual stock-specific opportunities in terms of valuations, and we will be making strategic investments in global leaders, as well as in companies with strong domestic franchises."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS
3

ECONOMIC OVERVIEW
7

PERFORMANCE UPDATE
9

TERMS TO KNOW
10

LARGEST HOLDINGS
11

PORTFOLIO OF
INVESTMENTS
16

FINANCIAL STATEMENTS
19

FINANCIAL HIGHLIGHTS
20

NOTES TO
FINANCIAL STATEMENTS

AT A GLANCE

 SCUDDER GREATER EUROPE GROWTH FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE)

[BAR GRAPH]

                                                 SCUDDER GREATER EUROPE      SCUDDER GREATER EUROPE      LIPPER EUROPEAN REGION
SCUDDER GREATER EUROPE GROWTH FUND CLASS A         GROWTH FUND CLASS B         GROWTH FUND CLASS C       FUNDS CATEGORY AVERAGE*
------------------------------------------       ----------------------      ----------------------      -----------------------
-8.45                                                     -8.82                       -8.81                      -10.16

*SOURCE: LIPPER, INC.

PERFORMANCE AND ANY RANKINGS/RATINGS THEREOF ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. PLEASE CALL (800) 621-1048 FOR THE FUND'S MOST UP-TO-DATE PERFORMANCE.

PERFORMANCE INCLUDES REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. WHILE ALL SHARE CLASSES HAVE THE SAME UNDERLYING PORTFOLIO, THEIR PERFORMANCE WILL DIFFER. FOR ADDITIONAL INFORMATION, SEE THE FUND'S PROSPECTUS.

RETURNS DURING PART OF THE PERIODS SHOWN REFLECT A TEMPORARY FEE AND/OR EXPENSE WAIVER THAT IS NO LONGER IN EFFECT. WITHOUT THIS WAIVER, RETURNS WOULD HAVE BEEN LOWER AND ANY RANKINGS/RATINGS MIGHT HAVE BEEN LESS FAVORABLE.

SCUDDER GREATER EUROPE GROWTH FUND BEGAN OPERATIONS ON 10/10/94 WITH CLASS S SHARES, WHICH CLOSED TO NEW INVESTORS ON 12/29/00. CLASS A, B AND C SHARES WERE INTRODUCED ON 3/19/01. ANY RANKINGS/RATINGS ARE FOR CLASS S SHARES; THEY DO NOT REFLECT THESE ADJUSTMENTS AND MIGHT HAVE BEEN LOWER IF THEY HAD.

 NET ASSET VALUE

                                      AS OF     AS OF
                                     4/30/01   3/19/01
 ..........................................................
    SCUDDER GREATER EUROPE GROWTH
    FUND CLASS A                     $27.46    $25.79
 ..........................................................
    SCUDDER GREATER EUROPE GROWTH
    FUND CLASS B                     $27.43    $25.79
 ..........................................................
    SCUDDER GREATER EUROPE GROWTH
    FUND CLASS C                     $27.43    $25.79
 ..........................................................

 SCUDDER GREATER EUROPE GROWTH FUND
 RANKINGS AS OF 4/30/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EUROPEAN REGION FUNDS CATEGORY*

                                           CLASS S
 .............................................................
    1-YEAR                             #83 of 152 funds
 .............................................................
    3-YEAR                             #20 of 82 funds
 .............................................................
    5-YEAR                              #5 of 59 funds
 .............................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, SCUDDER GREATER EUROPE GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                                   CLASS S
 .....................................................................
    LONG-TERM CAPITAL GAIN                          $1.200
 .....................................................................
    INCOME DIVIDEND                                 $0.014
 .....................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 4/30/01.
BOX]                       Placement within the Morningstar Equity Style
                           Box(TM) is based on two variables: relative median market capitalization and relative price valuations (price-to-book and price-to-earnings) of the fund's portfolio holdings. These numbers are drawn from the fund's portfolio holdings data most recently entered into Morningstar's database and market conditions as of the date indicated above.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[FRANKLIN PHOTO]

LEAD PORTFOLIO MANAGER CAROL FRANKLIN, WITH ZURICH SCUDDER INVESTMENTS SINCE 1981, STUDIED AT THE SORBONNE AND L'INSTITUT D'ETUDES POLITIQUES IN PARIS AND RECEIVED A BACHELOR'S DEGREE FROM SMITH COLLEGE. SHE ALSO HOLDS AN M.B.A. FROM COLUMBIA UNIVERSITY GRADUATE SCHOOL OF BUSINESS.

FRANKLIN IS JOINED BY PORTFOLIO MANAGER JOSEPH AXTELL, WHO HAS SEVERAL YEARS OF IN-DEPTH INTERNATIONAL EQUITY ANALYTIC EXPERTISE. AXTELL HOLDS TWO BACHELOR'S DEGREES, FROM CARLETON COLLEGE AND THE UNIVERSITY OF MINNESOTA. HE ALSO ATTENDED THE INVESTMENT MANAGEMENT PROGRAMME AT THE LONDON BUSINESS SCHOOL AND IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE PAST SIX MONTHS CONTINUED TO BE A CHALLENGE FOR INVESTORS IN INTERNATIONAL EQUITIES. ALTHOUGH FOREIGN STOCKS ARE GENERALLY EXPECTED TO PROVIDE INVESTORS WITH A MEASURE OF PORTFOLIO DIVERSIFICATION, PROBLEMS IN THE UNITED STATES, PARTICULARLY HIGH MARKET VOLATILITY AND SLOWER ECONOMIC GROWTH, NEGATIVELY AFFECTED MARKETS AROUND THE WORLD FOR MOST OF THE PERIOD. IN THE FOLLOWING INTERVIEW, LEAD PORTFOLIO MANAGER CAROL FRANKLIN AND PORTFOLIO MANAGER JOSEPH AXTELL DISCUSS SCUDDER GREATER EUROPE GROWTH FUND'S STRATEGY IN LIGHT OF THIS MARKET ENVIRONMENT DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2001.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF THE GLOBAL MARKETS FOR THE
SEMIANNUAL PERIOD ENDING APRIL 30, 2001?

A     Global markets continued to take their cue from the United States throughout the semiannual period, as business confidence waned in response to the U.S. Federal Reserve's numerous rate cuts, technology leaders' rash of profit warnings and the well publicized layoffs across industries. The generally negative trends of the United States took their toll on European exchanges for the period overall. Nevertheless, Europe is not burdened by the same structural imbalances endemic to the U.S. financial system (large current account deficit, highly leveraged companies and an indebted consumer) and unemployment figures generally remain low. With personal tax cuts working their way into the consumers' wallets, particularly in France, Germany and Italy, as well as a proactive rate-cutting stance by the Bank of England (BOE) and an eventual, somewhat belated cut from the European Central Bank (ECB), Europe is poised to continue growing. We saw evidence of this at the end of the period in response to the reprieve from harsh market conditions in April. Indeed, in April, Europe experienced its best month overall since December 1999.

  To be sure, the Eurozone appears to be catching a cold. For example, Germany -- the most significant exporter within the Eurozone -- repeatedly posted growing unemployment rates, lower industrial production numbers and a drop-off in business consumer confidence throughout the period. Keep in mind, however, that the United States accounts for only 10 percent of German exports, while much of the remainder is targeted at the rest of the European Union (EU). More broadly, only 13 percent of Eurozone exports are destined for the United States; EU neighbors receive the lion's share. Thus, despite the fact that the United States and Europe are key trading-linked blocs, their economies are not necessarily correlated.

  Outside of continental Europe, consumer spending coupled with a government spending program kept economic prospects positive in the United Kingdom, albeit more subdued amid justifiable concerns about the effect of the foot-and-mouth disaster on the economy. The BOE's rate cut should help bolster U.K.'s growth prospects in the face of the epidemic's serious damage to cattle and related industry, as well as to

PERFORMANCE UPDATE

tourism, with a slowing global economy to further exacerbate matters.

Q     WHAT WAS SCUDDER GREATER EUROPE GROWTH FUND'S PERFORMANCE AGAINST THIS
BACKDROP?

A     Scudder Greater Europe Growth Fund declined 8.45 percent* (Class A shares unadjusted for sales charges) for the six months ended April 30, compared with the MSCI Europe Index's loss of 6.81 percent for the same period. Although the portfolio was underweight in telecommunications, that sector did the most damage to the portfolio for the period. Media positions hurt the fund's performance in the lackluster market environment. Select financials hurt as well. For example, long-term portfolio resident Marschollek Lautenschlaeger (MLP), a leading German asset manager, retreated 19 percent for the period. MLP does, however, serve as an excellent example of our long-term approach. Since our original purchase in 1992, this stock has averaged 65 percent appreciation per year. The future looks just as encouraging. The company is likely to be included in the DAX, Germany's leading stock index. We expect a continued earnings growth of 25 percent to 30 percent from MLP for the next several years.

  Not all financials hurt performance. Irish Life & Permanent and Royal Sun Alliance were both up slightly for the quarter, which helped improve the fund's relative position. Beverage stocks such as Heineken also contributed positively to performance in the semiannual period, as did metals and mining, and oil.

*SCUDDER GREATER EUROPE GROWTH FUND BEGAN OPERATIONS ON 10/10/94 WITH CLASS S SHARES, WHICH CLOSED TO NEW INVESTORS ON 12/29/00. CLASS A, B AND C SHARES WERE INTRODUCED ON 3/19/01. ANY RANKINGS/RATINGS ARE FOR CLASS S SHARES; THEY DO NOT REFLECT THESE ADJUSTMENTS AND MIGHT HAVE BEEN LOWER IF THEY HAD.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF MANAGEMENT ACTIVITY THROUGHOUT THE
PERIOD?

A     We cut back our media and technology positions early in the period, including a trim to Nokia. We exited French telecom giant Alcatel entirely, which was originally a restructuring play but is now facing more testing times in some key markets. New commitments included construction-oriented stocks such as France's niche leader Vimci, currently benefiting from visible earnings and concession-related businesses as well. We also added selectively to companies with appealing product menus, including automotive innovator Peugot.

Q     WILL YOU EXPLAIN THE CONNECTION BETWEEN TAX CUTS AND THE "UNWINDING OF
CROSS-SHAREHOLDINGS," AND HOW THIS MECHANISM CAN POTENTIALLY HELP THE ECONOMY?

A     The phrase "unwinding of cross-shareholdings" is commonly batted about in conversations about tax reform that has been initiated in Germany. Cross-shareholdings are politically motivated reciprocal investments between companies. Some of these investments are decades old. In many cases, the investments are simply not profitable, but these companies have been reluctant to sell out for a more sensible investment because of the hefty tax consequences. If the tax burden is greatly reduced, as has been the case in Germany, companies are more likely to spend their money more wisely. As the companies grow more efficient and profitable, they attract more investors and so on.

Q     WHAT IS YOUR OUTLOOK FOR EUROPE FOR THE NEXT SEVERAL MONTHS?

A     Looking ahead, we believe that monetary policy by both the ECB and BOE will stay focused on fighting inflation. Moreover, we see continued secular improvement throughout the region as governments, following Germany's cue, cut taxes at both the corporate and individual levels. Consolidation in major sectors such as energy, finance and telecommunications continues within and across borders. Pension plan reform is still very much on the political agenda in Europe, as governments try to ease their financial burden. That said, there is certainly marked potential for disappointment over the short term, which will likely increase as Europe becomes increasingly intertwined with the global marketplace. With this in mind, we continue to seek individual stock-specific opportunities in terms of valuations and will be making strategic investments in global leaders, as well as in companies with strong domestic franchises.

TERMS TO KNOW

EUROPEAN CENTRAL BANK (ECB) The bank founded to oversee monetary policy for the 11 countries that began converting their local currencies to the euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.

EUROPEAN UNION (EU) The integration of European economies involving, among other changes, a move to a single currency for member nations. To qualify for EU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

GROWTH STOCK Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually experience more price volatility than the market as a whole. Distinct from value stock.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING The implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 22.6 percent of the fund's portfolio on April 30, 2001.

               HOLDINGS                               COUNTRY         PERCENT
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
1.             TOTAL FINA ELF                       France             3.0%
-----------------------------------------------------------------------------
2.             ROYAL DUTCH PETROLEUM                Netherlands        2.8%
-----------------------------------------------------------------------------
3.             GLAXOSMITHKLINE                      United             2.5%
                                                    Kingdom
-----------------------------------------------------------------------------
4.             AVENTIS                              France             2.3%
-----------------------------------------------------------------------------
5.             DEUTSCHE BANK                        Germany            2.1%
-----------------------------------------------------------------------------
6.             AEGIS GROUP                          United             2.1%
                                                    Kingdom
-----------------------------------------------------------------------------
7.             MARSCHOLLEK, LAUTENSCHLAEGER         Germany            2.0%
-----------------------------------------------------------------------------
8.             BANCO POPULAR ESPANOL                Spain              2.0%
-----------------------------------------------------------------------------
9.             NESTLE                               Switzerland        1.9%
-----------------------------------------------------------------------------
10.            REED INTERNATIONAL                   United             1.9%
                                                    Kingdom
-----------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER GREATER EUROPE GROWTH FUND
Portfolio of Investments as of April 30, 2001 (Unaudited)

       REPURCHASE AGREEMENTS--4.7%                                                 PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Salomon Smith Barney, 4.62%, to be
                                         repurchased at $54,523,996 on 5/1/2001**
                                         (Cost $54,517,000)                         $  54,517,000     $   54,517,000
                                       ---------------------------------------------------------------------------------
    COMMON STOCKS--95.3%                                                                SHARES
------------------------------------------------------------------------------------------------------------------------

    FINLAND--1.7%
                                       Kone Oyj "B"
                                         (MANUFACTURER OF ELEVATORS)                       62,700          4,204,604
                                       Nokia Oyj
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)         486,900         16,130,922
                                       ---------------------------------------------------------------------------------
                                                                                                          20,335,526
------------------------------------------------------------------------------------------------------------------------

    FRANCE--23.0%
                                       Altran Technologies SA
                                         (PROVIDER OF ENGINEERING AND CONSULTING
                                         SERVICES)                                        285,798         18,530,735
                                       Aventis SA
                                         (MANUFACTURER OF LIFE SCIENCE PRODUCTS)          350,650         27,189,341
                                       BNP Paribas SA
                                         (PROVIDER OF BANKING SERVICES)                   129,049         11,485,052
                                       Bouygues SA
                                         (PROVIDER OF REAL ESTATE AND INDUSTRIAL
                                         DEVELOPMENT SERVICES)                            243,017         10,408,172
                                       Cap Gemini SA
                                         (PROVIDER OF COMPUTER CONSULTING
                                         SERVICES)                                         83,616         12,098,209
                                       Credit Lyonnais SA
                                         (PROVIDER OF DIVERSIFIED BANKING
                                         SERVICES)                                        362,233         13,989,047
                                       Essilor International SA
                                         (MANUFACTURER OF VARIOUS TYPES OF
                                         EYEWEAR)                                          24,700          7,086,146
                                       Etablissements Economiques du Casino
                                         Guichard-Perrachon SA
                                         (OPERATOR OF SUPERMARKETS AND
                                         CONVENIENCE STORES)                               94,406          8,468,989
                                       France Telecom SA
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)         168,172         12,248,365
                                       Galeries Lafayette
                                         (OPERATOR OF DEPARTMENT STORE CHAIN)              82,600         13,954,078
                                       Groupe Danone
                                         (PRODUCER OF YOGURTS, CHEESES AND
                                         BOTTLED WATER)                                    61,374          7,986,061
                                       Orange SA*
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)       1,165,837         12,301,693
                                       PSA Peugeot Citroen
                                         (MANUFACTURER OF AUTOMOBILES AND LIGHT
                                         COMMERCIAL VEHICLES)                              37,810         10,810,313
                                       Penauille Polyservices
                                         (PROVIDER OF INDUSTRIAL CLEANING
                                         SERVICES)                                         47,297          2,617,172
                                       Sanofi-Synthelabo SA
                                         (MANUFACTURER OF HEALTH CARE PRODUCTS
                                         AND MEDICAL AND SURGICAL EQUIPMENT)              330,164         19,823,805
                                       Schneider Electric SA
                                         (MANUFACTURER OF ELECTRONIC COMPONENTS
                                         AND AUTOMATED MANUFACTURING SYSTEMS)             185,489         12,677,610
                                       Societe Generale "A"
                                         (PROVIDER OF FULL BANKING AND FINANCIAL
                                         SERVICES)                                        158,570         10,239,200
                                       Suez Lyonnaise des Eaux SA
                                         (DISTRIBUTOR OF WATER AND ELECTRICITY)            96,883         14,336,171

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Total Fina ELF SA "B"
                                         (PROVIDER OF OIL INTERNATIONALLY)                235,603     $   35,156,100
                                       Vinci SA
                                         (OPERATOR OF A DIVERSE ENGINEERING FIRM)         117,582          6,892,795
                                       ---------------------------------------------------------------------------------
                                                                                                         268,299,054
------------------------------------------------------------------------------------------------------------------------

    GERMANY--20.8%
                                       Allianz AG
                                         (PROVIDER OF DIVERSIFIED INSURANCE
                                         SERVICES)                                         54,054         15,579,486
                                       BASF AG
                                         (EXPLORER AND PRODUCER OF OIL AND
                                         NATURAL GAS)                                     363,299         15,488,738
                                       Bayer AG
                                         (PRODUCER OF CHEMICAL PRODUCTS)                  348,845         14,655,621
                                       Bayerische Hypo-und Vereinsbank
                                         (PROVIDER OF BANKING SERVICES)                   249,100         13,806,033
                                       Commerzbank AG
                                         (PROVIDER OF BANKING SERVICES)                   391,600         11,060,644
                                       Deutsche Bank AG (Registered)
                                         (PROVIDER OF FINANCIAL SERVICES)                 306,436         24,972,180
                                       Deutsche Boerse AG
                                         (PROVIDER OF FINANCIAL SERVICES)                   8,219          2,635,341
                                       Deutsche Post AG*
                                         (PROVIDER OF MAIL DELIVERY SERVICES)             210,556          3,573,871
                                       Deutsche Telekom AG (Registered)
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)         385,708         10,072,020
                                       Ergo Versicherungs Gruppe AG
                                         (PROVIDER OF INSURANCE SERVICES)                  84,945         12,599,836
                                       Infineon Technologies AG
                                         (MANUFACTURER AND MARKETER OF
                                         SEMICONDUCTORS)                                  159,815          6,955,434
                                       KarstadtQuelle AG
                                         (OPERATOR OF DEPARTMENT STORES)                  377,179         11,658,357
                                       Marschollek, Lautenschlaeger und Partner
                                         AG-Vorzug
                                         (PROVIDER OF INSURANCE SERVICES)                 213,100         23,659,418
                                       Metro AG
                                         (OPERATOR OF RETAIL STORES)                      330,221         15,046,402
                                       Muenchener Rueckversicherungs-Gesellschaft
                                         AG (Registered)
                                         (PROVIDER OF FINANCIAL SERVICES)                  61,532         17,461,538
                                       ProSieben Sat.1 Media AG (Preferred)
                                         (PRODUCER AND BROADCASTER OF TELEVISION
                                         PROGRAMMING, OPERATOR OF INTERACTIVE
                                         INTERNET WEB SITES)                              512,000          9,322,543
                                       SAP AG
                                         (MANUFACTURER OF COMPUTER SOFTWARE)                3,531            561,699
                                       SAP AG-Vorzug                                       84,274         13,473,385
                                       Schering AG
                                         (PRODUCER OF PHARMACEUTICAL AND CHEMICAL
                                         PRODUCTS)                                        160,200          7,925,530
                                       Siemens AG
                                         (MANUFACTURER OF ELECTRONIC PRODUCTS)            172,023         12,681,634
                                       ---------------------------------------------------------------------------------
                                                                                                         243,189,710
------------------------------------------------------------------------------------------------------------------------

    IRELAND--1.0%
                                       Irish Life & Permanent plc
                                         (OPERATOR OF RETAIL FINANCIAL SERVICES
                                         GROUP)                                           998,428         10,996,362
                                       ---------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------

    ITALY--7.4%
                                       Assicurazioni Generali SpA
                                         (PROVIDER OF INSURANCE AND FINANCIAL
                                         SERVICES)                                        675,700     $   21,845,697
                                       Banca Intesa SpA
                                         (PROVIDER OF BANKING SERVICES)                 1,515,035          5,692,115
                                       ENISpA
                                         (EXPLORER AND DISTRIBUTOR OF PETROLEUM
                                         PRODUCTS)                                      2,144,000         14,701,196
                                       Gruppo Coin SpA*
                                         (OPERATOR OF DEPARTMENT STORES)                  619,180          7,534,390
                                       Mediobanca SpA
                                         (PROVIDER OF LOANS AND CREDIT TO
                                         MANUFACTURING AND SERVICE FIRMS)                 738,100          8,148,861
                                       Riunione Adriatica di Sicurta SpA
                                         (PROVIDER OF INSURANCE SERVICES)                 759,750         10,020,924
                                       Saipem SpA
                                         (EXPLORER OF OIL AND GAS)                      2,734,500         17,972,986
                                       ---------------------------------------------------------------------------------
                                                                                                          85,916,169
------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--7.8%
                                       Akzo Nobel NV
                                         (PRODUCER AND MARKETER OF HEALTH CARE
                                         PRODUCTS, CHEMICALS AND FIBERS)                  253,800         10,583,707
                                       ASMLithography Holding NV*
                                         (DEVELOPER, MANUFACTURER AND MARKETER OF
                                         PHOTOLITHOGRAPHY PROJECTIONS SYSTEMS)            140,200          3,710,863
                                       Heineken Holding NV "A"
                                         (PRODUCER OF BEERS, SPIRITS, WINES AND
                                         SOFT DRINKS)                                     253,800          9,760,906
                                       Heineken NV                                        122,000          6,333,663
                                       ING Groep NV
                                         (PROVIDER OF INSURANCE AND FINANCIAL
                                         SERVICES)                                        126,270          8,632,414
                                       Qiagen NV
                                         (PRODUCER OF BIOPHARMACEUTICAL PRODUCTS)         126,400          3,336,960
                                       Royal Dutch Petroleum Co
                                         (PROVIDER OF OIL INTERNATIONALLY)                542,900         32,500,522
                                       VNUNV
                                         (PROVIDER OF INTERNATIONAL PUBLISHING
                                         SERVICES)                                        395,898         16,474,168
                                       ---------------------------------------------------------------------------------
                                                                                                          91,333,203
------------------------------------------------------------------------------------------------------------------------

    SPAIN--5.7%
                                       Banco Popular Espanol SA
                                         (PROVIDER OF COMMERCIAL BANKING
                                         SERVICES)                                        655,300         23,421,178
                                       Cortefiel SA
                                         (OWNER AND OPERATOR OF VARIOUS RETAIL
                                         CLOTHING STORES)                                 154,983          2,381,446
                                       Grupo Dragados, SA
                                         (OPERATOR OF CONSTRUCTION COMPANY)               575,400          7,119,206
                                       Telefonica SA*
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)         997,105         16,897,788
                                       Union Electrica Fenosa SA
                                         (DISTRIBUTOR OF ELECTRIC POWER)                  885,453         16,759,442
                                       ---------------------------------------------------------------------------------
                                                                                                          66,579,060

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--4.2%
                                       Nestle SA (Registered)
                                         (PRODUCER OF FOOD AND BEVERAGE PRODUCTS)          10,680     $   22,137,781
                                       STMicroelectronics NV
                                         (MANUFACTURER OF SEMICONDUCTOR
                                         INTEGRATED CIRCUITS)                             293,051         11,830,080
                                       Serono SA
                                         (DEVELOPER AND MARKETER OF BIOTECHNOLOGY
                                         PRODUCTS)                                         18,825         15,534,509
                                       ---------------------------------------------------------------------------------
                                                                                                          49,502,370
------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--23.7%
                                       ARMHoldings plc*
                                         (DESIGNER OF ELECTRONIC COMPONENTS)              942,430          5,176,883
                                       Aegis Group plc
                                         (OPERATOR OF INDEPENDENT MEDIA SERVICES
                                         GROUP)                                        12,472,872         24,444,154
                                       BOC Group plc
                                         (PRODUCER OF CHEMICAL PRODUCTS)                  936,868         13,777,155
                                       BP Amoco plc
                                         (PROVIDER OF OIL INTERNATIONALLY)              2,394,490         21,476,752
                                       Barclays plc
                                         (PROVIDER OF FINANCIAL SERVICES)                 574,910         18,504,204
                                       British Telecommunications plc
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)         881,815          7,038,818
                                       Compass Group plc*
                                         (PROVIDER OF CATERING SERVICES)                2,494,198         19,124,221
                                       Diageo plc
                                         (DISTRIBUTOR OF FOOD PRODUCTS)                 1,126,707         11,846,399
                                       EMI Group plc
                                         (PRODUCER OF MUSIC RECORDINGS)                 2,000,869         12,708,364
                                       Enterprise Oil plc
                                         (EXPLORER AND PRODUCER OF OIL AND GAS)           741,130          6,414,131
                                       GlaxoSmithKline plc*
                                         (MANUFACTURER OF PRESCRIPTION AND
                                         OVER-THE-COUNTER MEDICINES)                    1,114,037         29,434,356
                                       Misys plc
                                         (DEVELOPER OF SOFTWARE PRODUCTS)                 951,411          8,669,532
                                       PowerGen plc*
                                         (DISTRIBUTOR OF ELECTRIC POWER)                   42,879            437,956
                                       RMC Group plc
                                         (PRODUCER AND SUPPLIER OF BUILDING AND
                                         CONSTRUCTION MATERIALS)                          467,031          4,937,171
                                       Reed International plc
                                         (PUBLISHER OF SCIENTIFIC, PROFESSIONAL
                                         AND BUSINESS-TO-BUSINESS MATERIALS)            2,210,190         21,910,429
                                       Reuters Group plc
                                         (PROVIDER OF INTERNATIONAL NEWS AND
                                         INFORMATION)                                     493,400          7,234,542
                                       Rio Tinto plc
                                         (DEVELOPER OF MINING PRODUCTS)                   670,996         13,591,620
                                       Royal & Sun Alliance Insurance Group plc
                                         (PROVIDER OF INSURANCE SERVICES)               1,233,841          8,736,801
                                       Royal Bank of Scotland Group plc
                                         (PROVIDER OF BANKING SERVICES)                   485,192         11,236,952
                                       Serco Group plc
                                         (PROVIDER OF MANAGEMENT SUPPORT
                                         SERVICES)                                        872,417          4,929,572

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Taylor Nelson Sofres plc
                                         (PROVIDER OF MARKET RESEARCH DATA)             1,488,943     $    4,837,293
                                       Vodafone Group plc
                                         (PROVIDER OF MOBILE TELECOMMUNICATION
                                         SERVICES)                                      6,878,069         20,883,451
                                       ---------------------------------------------------------------------------------
                                                                                                         277,350,756
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $1,036,404,833)                                           1,113,502,210
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $1,090,921,833)(a)                                       $1,168,019,210
                                       ---------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

 * Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

(a) The cost for federal income tax purposes was $1,093,535,197. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $74,484,013. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $126,095,086 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $51,611,073.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001 (Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value (cost $1,090,921,833)       $1,168,019,210
------------------------------------------------------------------------------
Foreign currency at value (cost $139,287)                              134,743
------------------------------------------------------------------------------
Receivable for investments sold                                     14,998,636
------------------------------------------------------------------------------
Dividends receivable                                                 2,292,728
------------------------------------------------------------------------------
Interest receivable                                                      6,996
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      3,087,395
------------------------------------------------------------------------------
Foreign taxes recoverable                                            1,757,016
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,190,296,724
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Due to custodian bank                                                   60,516
------------------------------------------------------------------------------
Payable for investments purchased                                    3,354,516
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    22,275,337
------------------------------------------------------------------------------
Accrued management fee                                                 891,155
------------------------------------------------------------------------------
Accrued Directors' fees and expenses                                     9,343
------------------------------------------------------------------------------
Other accrued expenses and payables                                    345,946
------------------------------------------------------------------------------
Total liabilities                                                   26,936,813
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,163,359,911
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $   (1,302,623)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                         77,097,377
------------------------------------------------------------------------------
Foreign currency related transactions                                  (89,610)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (62,030,058)
------------------------------------------------------------------------------
Paid-in capital                                                  1,149,684,825
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,163,359,911
------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------
CLASS AARP
  Net asset value, offering and redemption price per share
  ($4,843,864 / 176,425 shares of capital stock outstanding,
  $.01 par value, 100,000,000 shares authorized)                        $27.46
------------------------------------------------------------------------------
CLASS S
  Net asset value, offering and redemption price per share
  ($1,158,308,358 / 42,179,049 shares of capital stock
  outstanding, $.01 par value, 100,000,000 shares
  authorized)                                                           $27.46
------------------------------------------------------------------------------
CLASS A
  Net asset value and redemption price per share ($199,351 /
  7,261 shares of capital stock outstanding, $.01 par value,
  100,000,000 shares authorized)                                        $27.46
------------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $27.46)              $29.14
------------------------------------------------------------------------------
CLASS B
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,089 / 222
  shares of capital stock outstanding, $.01 par value,
  100,000,000 shares authorized)                                        $27.43
------------------------------------------------------------------------------
CLASS C
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,249 / 82
  shares of capital stock outstanding, $.01 par value,
  100,000,000 shares authorized)                                        $27.43
------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $1,263,740)         $   5,882,393
-----------------------------------------------------------------------------
Interest                                                            1,508,105
-----------------------------------------------------------------------------
Total Income                                                        7,390,498
-----------------------------------------------------------------------------
Expenses:
Management fee                                                      6,211,509
-----------------------------------------------------------------------------
Administrative fee                                                  2,383,972
-----------------------------------------------------------------------------
Distribution services fees                                                  3
-----------------------------------------------------------------------------
Administrative services fees                                               20
-----------------------------------------------------------------------------
Directors' fees and expenses                                           15,089
-----------------------------------------------------------------------------
Other                                                                  87,243
-----------------------------------------------------------------------------
Total expenses                                                      8,697,836
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (1,307,338)
-----------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                       (58,315,523)
-----------------------------------------------------------------------------
Foreign currency related transactions                                 315,395
-----------------------------------------------------------------------------
                                                                  (58,000,128)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       (43,627,207)
-----------------------------------------------------------------------------
Foreign currency related transactions                                 101,477
-----------------------------------------------------------------------------
                                                                  (43,525,730)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (101,525,858)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   $(102,833,196)
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                   ENDED                   YEAR ENDED
                                                              APRIL 30, 2001              OCTOBER 31,
                                                                (UNAUDITED)                   2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                  $    (1,307,338)                3,186,164
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (58,000,128)              140,031,428
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (43,525,730)              (55,408,643)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                               (102,833,196)               87,808,949
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
   Class AARP                                                            (471)                       --
-------------------------------------------------------------------------------------------------------
   Class S                                                           (582,014)               (3,040,920)
-------------------------------------------------------------------------------------------------------
Net realized gains:
   Class AARP                                                         (88,573)                       --
-------------------------------------------------------------------------------------------------------
   Class S                                                        (50,938,837)               (3,789,535)
-------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                       1,566,568,981             3,262,435,262
-------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      41,415,475                 6,504,234
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                        (1,701,044,561)           (2,974,422,151)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (93,060,105)              294,517,345
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (247,503,196)              375,495,839
-------------------------------------------------------------------------------------------------------
Net assets at beginning of period                               1,410,863,107             1,035,367,268
-------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $1,302,623 and undistributed net
investment income of $587,200, respectively)                  $ 1,163,359,911             1,410,863,107
-------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                              CLASS A           CLASS B           CLASS C
--------------------------------------------------------  ----------------  ----------------  ----------------
Net asset value, beginning of period                           $25.79           $25.79            $25.79
--------------------------------------------------------  ----------------  ----------------  ----------------
Income (loss) from investment operations:
Net investment income (loss)(b)                                   .06              .04               .04
--------------------------------------------------------  ----------------  ----------------  ----------------
Net realized and unrealized gain (loss) on investment
transactions                                                     1.61             1.60              1.60
--------------------------------------------------------  ----------------  ----------------  ----------------
Total from investment operations                                 1.67             1.64              1.64
--------------------------------------------------------  ----------------  ----------------  ----------------
Net asset value, end of period                                 $27.46           $27.43            $27.43
--------------------------------------------------------  ----------------  ----------------  ----------------
TOTAL RETURN (%)(C)                                              6.48**           6.36**            6.36**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------  ----------------  ----------------  ----------------
Net assets, end of period ($ millions)                            .2               .006              .002
--------------------------------------------------------  ----------------  ----------------  ----------------
Ratio of expenses (%)                                            1.62*            2.42*             2.40*
--------------------------------------------------------  ----------------  ----------------  ----------------
Ratio of net investment income (loss) (%)                         .30**            .21**             .21**
--------------------------------------------------------  ----------------  ----------------  ----------------
Portfolio turnover rate (%)                                   107*             107*              107*
--------------------------------------------------------  ----------------  ----------------  ----------------

(a) For the period from March 19, 2001 (commencement of sales of Class A, Class B and Class C) to April 30, 2001.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of sales charges.

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Greater Europe Growth Fund (the "Fund") is
                             a non-diversified series of Scudder International
                             Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. On March 19, 2001, the Fund commenced offering additional shares: Class A, Class B and Class C. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S Shares are generally not available to new investors. Certain detailed financial information for the Class AARP and S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, administrative services fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid

NOTES TO FINANCIAL STATEMENTS

                             and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended April 30, 2001, purchases
                             and sales of investment securities (excluding short-term investments) aggregated $654,608,352 and
                             $726,924,260, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% on the first $1,000,000,000 of average daily net assets, 0.90% on the next
                             $500,000,000 of such assets, 0.85% on the next
                             $500,000,000 of such assets, and 0.80% of such assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

                             Accordingly, for the six months ended April 30, 2001, the fees pursuant to the Management Agreement amounted to $6,211,509. This was equivalent to an effective annualized rate of 0.98% of the Fund's average daily net assets.

                             ADMINISTRATIVE FEE. Under the Administrative
                             Agreement ("Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP and Class S for the six months ended April 30, 2001 was equal to an annualized effective rate of 0.375% and 0.375%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative Fee for Class A, Class B and Class C for the period March 19, 2001 through April 30, 2001, was equal to an annualized effective rate of 0.400%, 0.450% and 0.425%, respectively, of the average daily net assets for each class, computed and accrued daily and payable monthly.

                             Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corp., also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and record keeping

NOTES TO FINANCIAL STATEMENTS

                             services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2001, the Administrative Fee was as follows:

                                                                                          TOTAL        UNPAID AT
                                                     ADMINISTRATIVE FEES                AGGREGATED   APRIL 30, 2001
                                       ----------------------------------------------------------------------------

                                       Class AARP                                       $    5,066      $    735

                                       Class S                                           2,378,874       344,514

                                       Class A                                                  30            17

                                       Class B                                                   1             1

                                       Class C                                                   1             1
                                                                                        ----------      --------

                                                                                        $2,383,972      $345,268
                                                                                        ==========      ========

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, formerly Kemper Distributors, Inc., receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period March 19, 2001 (commencement of sales) through April 30, 2001, the Distribution Services Fees are as follows:

                                                                                          TOTAL        UNPAID AT
                                                 DISTRIBUTION SERVICES FEES             AGGREGATED   APRIL 30, 2001
                                       ----------------------------------------------------------------------------

                                       Class B                                              $2             $2

                                       Class C                                               1              1
                                                                                            --             --

                                                                                            $3             $3
                                                                                            ==             ==

                             ADMINISTRATIVE SERVICES FEES. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period from March 20, 2001 through April 30, 2001, the Administrative Services Fees were as follows:

                                                                                          TOTAL        UNPAID AT
                                                ADMINISTRATIVE SERVICES FEES            AGGREGATED   APRIL 30, 2001
                                       ----------------------------------------------------------------------------

                                       Class A                                             $19            $19

                                       Class B                                               1              1

                                       Class C                                              --             --
                                                                                           ---            ---

                                                                                           $20            $20
                                                                                           ===            ===

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period from March 19, 2001 through April 30, 2001, aggregated $80, of which none was paid to other firms.

                             In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends.

NOTES TO FINANCIAL STATEMENTS

                             Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period from March 19, 2001 through April 30, 2001, there were no CDSC for Class B and Class C.

                             DIRECTORS' FEES AND EXPENSES. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, Directors' fees and expenses aggregated $15,089.

                             OTHER RELATED PARTIES. AARP through its affiliates, monitors and approves the AARP Investment Program form ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

--------------------------------------------------------------------------------

4    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The
                             Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    SHARE
     TRANSACTIONS            The following table summarizes shares of capital
                             stock and dollar activity in the Fund:

                                                                     SIX MONTHS ENDED                     YEAR ENDED
                                                                      APRIL 30, 2001                   OCTOBER 31, 2000
                                                              ------------------------------    ------------------------------
                                                                SHARES           DOLLARS          SHARES           DOLLARS

                                       SHARES SOLD

                                       ---------------------------------------------------------------------------------------

                                        Class AARP                202,647    $     5,721,335         33,683*   $     1,027,300*

                                       ---------------------------------------------------------------------------------------

                                        Class S                53,591,954      1,560,480,742     95,336,229      3,261,407,962

                                       ---------------------------------------------------------------------------------------

                                        Class A**                  11,916            313,898             --                 --

                                       ---------------------------------------------------------------------------------------

                                        Class B**                     222              5,856             --                 --

                                       ---------------------------------------------------------------------------------------

                                        Class C**                   1,734             47,150             --                 --

                                       ---------------------------------------------------------------------------------------

                                                                               1,566,568,981                     3,262,435,262

                                       ---------------------------------------------------------------------------------------


                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS

                                       ---------------------------------------------------------------------------------------

                                        Class AARP                  2,784             85,008             --                 --

                                       ---------------------------------------------------------------------------------------

                                        Class S                 1,353,319         41,330,467        186,155          6,504,234

                                       ---------------------------------------------------------------------------------------

                                        Class A**                      --                 --             --                 --

                                       ---------------------------------------------------------------------------------------

                                        Class B**                      --                 --             --                 --

                                       ---------------------------------------------------------------------------------------

                                        Class C**                      --                 --             --                 --

                                       ---------------------------------------------------------------------------------------

                                                                                  41,415,475                         6,504,234

                                       ---------------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       ---------------------------------------------------------------------------------------

                                        Class AARP                (62,017)        (1,685,134)          (672)*          (20,691)*

                                       ---------------------------------------------------------------------------------------

                                        Class S               (58,035,972)    (1,699,196,256)   (87,055,905)    (2,974,401,460)

                                       ---------------------------------------------------------------------------------------

                                        Class A**                  (4,655)          (117,874)            --                 --

                                       ---------------------------------------------------------------------------------------

                                        Class B**                      --                 --             --                 --

                                       ---------------------------------------------------------------------------------------

                                        Class C**                  (1,652)           (45,297)            --                 --

                                       ---------------------------------------------------------------------------------------

                                                                              (1,701,044,561)                   (2,974,422,151)

                                       ---------------------------------------------------------------------------------------


                                       NET INCREASE (DECREASE)

                                       ---------------------------------------------------------------------------------------

                                        Class AARP                143,414          4,121,209         33,011*         1,006,609*

                                       ---------------------------------------------------------------------------------------

                                        Class S                (3,090,699)       (97,385,047)     8,466,479        293,510,736

                                       ---------------------------------------------------------------------------------------

                                        Class A**                   7,261            196,024             --                 --

                                       ---------------------------------------------------------------------------------------

                                        Class B**                     222              5,856             --                 --

                                       ---------------------------------------------------------------------------------------

                                        Class C**                      82              1,853             --                 --

                                       ---------------------------------------------------------------------------------------

                                                                             $   (93,060,105)                  $   294,517,345

                                       ---------------------------------------------------------------------------------------

                              * For the period from October 2, 2000
                                (commencement of sales of Class AARP shares) to October 31, 2000.

                             ** For the period from March 19, 2001 (commencement
                                of sales of Class A, Class B and Class C) to
                                April 30, 2001.

NOTES

                                                                           NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
HENRY P. BECTON, JR.              THOMAS V. BRUNS                   HOWARD SCHNEIDER
Director                          Vice President                    Vice President

LINDA C. COUGHLIN                 JAN C. FALLER                     JOHN R. HEBBLE
Chairperson, Director             Vice President                    Treasurer
and President
                                  WILLIAM F. GLAVIN                 BRENDA LYONS
DAWN MARIE DRISCOLL               Vice President                    Assistant Treasurer
Director
                                  WILLIAM E. HOLZER                 CAROLINE PEARSON
EDGAR R. FIEDLER                  Vice President                    Assistant Secretary
Director
                                  JAMES E. MASUR
KEITH R. FOX                      Vice President
Director
                                  GERALD J. MORAN
JEAN GLEASON STROMBERG            Vice President
Director
                                  JOHN MILLETTE
JEAN C. TEMPEL                    Vice President
Director                          and Secretary

STEVEN ZALEZNICK                  KATHRYN L. QUIRK
Director                          Vice President and
                                  Assistant Secretary

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AND                           P.O. Box 219557
TRANSFER AGENT                        Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com



[SCUDDER INVESTMENTS LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Greater Europe Growth Fund
prospectus.
SGEGF - 3 (6/25/01) 13006
                                                                              5